June 15, 2017 State Bank Financial Corporation Announces Merger with AloStar Bank of Commerce

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of the words “will,” “estimate,” “expect,” “should,” “anticipate,” “may,” and “project,” as well as similar expressions. These forward-looking statements include, but are not limited to, statements related to State Bank Financial’s outlook or expectations with respect to the merger between State Bank Financial and AloStar, including the expected costs to be incurred and costs savings to be realized in connection with the transaction, the expected impact of the transaction on State Bank Financial’s future financial performance (including anticipated accretion to earnings per share and the tangible book value earn-back period), the assumed purchase accounting adjustments, other key transaction assumptions, and the timing of the closing of the transaction. Proforma financial information is not a guarantee of future results and is presented for informational purposes only. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions (“risk factor”) that are difficult to predict with regard to timing, extent, likelihood, and degree. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. We undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors include, without limitation, the following: • completion of the transaction is dependent on, among other things, receipt of regulatory approvals, the timing of which cannot be predicted at this point and which may not be received at all; • the transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic plans, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events; • the integration of Alostar’s business and operations into State Bank Financial, which will include the conversion of Alostar’s operating systems and procedures, may take longer than anticipated or may be more costly than anticipated or have unanticipated adverse results; • negative reactions to the transaction by each bank’s customers, employees, and counterparties or difficulties related to the transition of services; • State Bank Financial’s ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward; and • changes in Alostar’s tangible book value. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A, Risk Factors, in our Annual Report on Form 10-K for the most recently ended fiscal year. These and other risk factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward-looking statement.

3 Strategic Rationale Financially Attractive Highly Experienced Local Atlanta Team  Exceeds all internal financial targets with conservative proforma assumptions  Significant EPS accretion in 2018 and 2019, with no revenue synergies assumed  Accretive to tangible book value in less than 1.5 years  All cash transaction further leverages capital  Atlanta-based ABL and Lender Finance team is comprised of veteran commercial bankers with an experienced support staff  AloStar President & CEO Andy McGhee has 30 years of experience at large national and regional banks and will join State Bank as EVP of ABL and Lender Finance Division  Employment arrangements in place for key personnel Line of Business Expansion  Strong reputation and veteran team with a significant position in middle-market asset-based lending (“ABL”)  AloStar’s Lender Finance line of business is complementary and expands on State Bank’s Specialty Finance Group  Two funding lines of business, Correspondent and Internet Banking, will bring meaningful scale to State Bank’s existing efforts in these areas Loan Portfolio Diversification  National lending platform provides geographic, product, and industry diversification, with attractive yields and high-quality credit metrics  Doubles State Bank’s C&I loan exposure to 26% of proforma loans, with AloStar ABL and Lender Finance loans comprising 15% of proforma total loans

Transaction Analysis

STATE BANK
Financial Corporation

Transaction Terms	▪ Purchase price of 1.0x adjusted tangible book value as of the last day of the month immediately before closing, currently estimated to be $196 million ▪ 100% cash consideration ▪ 17.1x LTM earnings ▪ 8.5x LTM earnings (adjusted for AloStar excess tangible common equity over 9%)
Transaction Assumptions	▪ Immediately accretive to 2018 EPS; double digit EPS accretion projected in 2019 ▪ Marginally dilutive to tangible book value, with less than 1.5 year payback ▪ Return on invested capital >12% ▪ $10mm one-time merger expenses ▪ 25% cost savings ▪ 3.50% gross loan mark ▪ ~10.5% proforma TCE ratio; no additional capital needed for transaction
Transaction Approval and Closing	▪ AloStar shareholders have approved transaction ▪ Customary regulatory approvals required ▪ Bank-level merger (no bank to holding company dividend required) ▪ Expected closing in fourth quarter of 2017

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Comprehensive Due Diligence

STATE BANK
Financial Corporation

Credit

- Standard comprehensive credit diligence with State Bank resources; in addition, engaged two independent third party diligence resources with deep expertise in ABL and Lender Finance
- Reviewed 99% of all outstanding loan balances
  - Strong track record with excellent historical credit metrics; less than $4mm of net charge-offs since inception
  - Credit mark of ~$27mm, or ~$16mm net of allowance for loan losses
  - Legacy Nexity loan portfolio stands at $13mm as of 1Q17, down from nearly $200mm in 2011
  - AloStar has completed the early termination of loss share, with no remaining clawback liability

Funding Lines of Business

- State Bank team members with expertise in internet and correspondent banking reviewed AloStar's existing systems related to deposit funding
- Expect to continue utilizing AloStar's Internet Banking efficient delivery model as an additional avenue to add funding
- Will continue to offer Correspondent Banking services, including Fed Funds lines and money market accounts, while evaluating additional products and services in this line of business

Additional Diligence Areas

- State Bank due diligence teams completed thorough reviews of compliance, risk, legal, IT/operations, finance, and HR functions

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Overview of AloStar Bank of Commerce

STATE BANK
Financial Corporation

ALOSTAR
BANK OF COMMERCE

- Founded in April 2011
- Headquartered in Birmingham, AL, with a commercial office in Atlanta that houses executive management, ABL team, and credit team
- President & CEO Andy McGhee co-founded the bank and has 30 years of banking and asset-based lending experience
- Three distinct lines of business:
  - Business Credit (ABL)
  - Lender Finance (added in 2013)
  - Commercial Real Estate Finance (added in 2015)
- Diversified funding strategy with no traditional branch locations and no brokered deposits
- Strong historical credit performance
- Exited loss share in March 2017

Key Metrics

Total Assets:	$944 million
Total Loans:	$763 million
Total Deposits:	$715 million
Total Equity:	$193 million
LTM ROAA[1]:	0.87%
NIM:	3.39%
NIB / Deposits:	15.3%

Loan Portfolio by Line of Business



Lender Finance 43%
ABL 32%
CRE 24%
Nexity Loans 2%

[1] Excludes gain from FDIC loss share termination in 1Q17
Source: SNL Financial and AloStar company documents

Note: Key metrics and loan portfolio as of March 31, 2017

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AloStar Executive Management

STATE BANK
Financial Corporation

Andy McGhee
President & Chief Executive Officer

- Co-founded AloStar in April 2011
- President and Founding Partner of Archway Equity Partners from 2008 to 2011
- Prior to Archway, spent 12 years with SunTrust in Capital Management, Specialty Lending, and Private Equity Group
- 30 years of experience at SunTrust, Citicorp, and Bank of America Business Credit

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Mike Lapresi
Chief Credit Officer

- Prior to joining AloStar, spent 11 years at SunTrust as Senior Credit Officer and Portfolio Manager and 9 years at CIT Business Credit as Underwriting Manager and Senior Portfolio Manager
- 33 years of experience at SunTrust, CIT Business Credit, Barclays, and GE Capital

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Susan Hall
Head of Portfolio Management

- Prior to joining AloStar, was in Asset-Based Lending Group at Textron Financial and spent 11 years at SunTrust as Portfolio Manager in the Corporate and Investment Banking Group
- 30 years of experience at SunTrust, Citicorp, and GE Capital

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8  Represents 43% of total loans  Additional sub-limits for 12 individual asset classes within the Lender Finance portfolio  Transactions are sourced through AloStar’s national lending platform ABL and Lender Finance Overview Lender Finance Business Credit (ABL)  Represents 32% of total loans  AloStar Business Credit has a strong reputation and is a significant player in the middle-market ABL business  Business Credit provides financial solutions for growth, leverage buyouts, turnarounds, recapitalizations, and restructurings  National footprint and broad industry experience, including manufacturing, distribution, service industries, and retail Typical Transaction Characteristics • $5mm – $20mm transaction size • 70% – 90% advance rate structures on borrower’s advance • 3 – 5 year commitments • Minimum tangible net worth of $3.5mm+ • Asset classes include: Non-bank factoring/ABL/SBA, merchant cash advance, insurance premium finance, BDC’s, tax liens, and other specialty segments Typical Transaction Characteristics • $5mm – $20mm committed facilities • 3 – 5 year commitments (majority are 3 years) • Revolving lines of credit secured by accounts receivable and inventory • Term loans secured by machinery and equipment, real estate, and other assets

9 Enhances Loan Diversity Source: SNL Financial and AloStar company documents as of March 31, 2017 Loan Portfolio ($000) Amount % Loan Portfolio ($000) Amount % Loan Portfolio ($000) Amount % C&D $479,184 17% C&D $136 0% C&D $479,320 13% CRE 1,134,971 40% CRE 163,219 21% CRE 1,298,190 36% C&I 374,100 13% C&I 555,856 73% C&I 929,956 26% Owner-occupied RE 393,673 14% Owner-occupied RE 34,123 4% Owner-occupied RE 427,796 12% Residential RE 348,887 12% Residential RE 9,607 1% Residential RE 358,494 10% Consumer / Other 123,965 4% Consumer / Other 4 0% Consumer / Other 123,969 3% Total Loans (Gross) $2,854,780 100% Total Loans (Gross) $762,945 100% Total Loans (Gross) $3,617,725 100% STBZ AloStar Proforma CRE 21% C&I 73% Owner- occupied RE 4% Residential RE 1% C&D 17% CRE 40% C&I 13% Owner- occupied RE 14% Residential RE 12% Consumer / Other 4% C&D 13% CRE 36% C&I 26% Owner- occupied RE 12% Residential RE 10% Consumer / Other 3%

10 Expands Funding Channels Source: SNL Financial and AloStar company documents as of March 31, 2017 Deposit Composition ($000) Amount % Deposit Composition ($000) Amount % Deposit Composition ($000) Amount % Noninterest-bearing $944,838 28% Noninterest-bearing $109,375 15% Noninterest-bearing $1,054,213 26% Interest-bearing Transaction 599,858 18% Interest-bearing Transaction 3,651 1% Interest-bearing Transaction 603,509 15% Savings & Money Market 1,393,711 41% Savings & Money Market 264,536 37% Savings & Money Market 1,658,247 40% CDs 471,368 14% CDs 337,564 47% CDs 808,932 20% Total Deposits $3,409,775 100% Total Deposits $715,126 100% Total Deposits $4,124,901 100% Deposits by LOB ($000) Amount % ABL $42,505 6% Correspondent 246,783 35% Retail DDAs 86,269 12% CDs 337,564 47% Other 2,005 0% Total Deposits $715,126 100% STBZ AloStar Proforma Noninterest- bearing 26% Interest- bearing Transaction 15% Savings & Money Market 40% CDs 20% Noninterest- bearing 15% Interest- bearing Transaction 1% Savings & Money Market 37% CDs 47% Noninterest- bearing 28% Interest- bearing Transaction 18% Savings & Money Market 41% CDs 14%

11 Summary  Strategically compelling position in ABL market, with executive management and lending team based in Atlanta  Executing on strategy of adding scalable asset-generating lines of business  Diversifies loan portfolio  Accretive to EPS and net interest margin  Efficient deployment of capital  Proven track record of successful acquisitions/integrations at State Bank